UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under § 240.14a-12

CEPTON, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Dear Employees of Cepton,

We are pleased to announce that Cepton has signed a definitive agreement to be acquired by Koito, an event that marks the culmination of seven years of partnership and underscores our commitment to developing and commercializing next-generation sensor technologies.

Koito shares Cepton’s goal to make LiDAR mainstream and supports its focus on developing best-in-class, scalable and intelligent 3D imaging solutions for various industries. Through our years of partnership and close collaboration, Koito has come to intimately understand and appreciate Cepton’s LiDAR innovation and our uncompromising drive to raise industry standards with our next-generation products. In less than a decade, Cepton has established itself as a leading player in the global LiDAR-based solutions market, and we are confident that this proposed transaction will enhance our combined position globally and open the door to many more years of success at the forefront of LiDAR-based technology.

Together, Koito and Cepton will continue to collaborate on developing integrated solutions and leverage the unique expertise of our employees to continue securing industry-leading production awards. Our joint efforts will help us to lead the way in driving safer, more efficient transportation and unparalleled automotive safety. As demand for high performance, reliable and affordable LiDAR solutions accelerates, Koito will employ its large-scale manufacturing capabilities to ensure that Cepton’s LiDAR systems can be efficiently produced at scale. Koito looks forward to capitalizing on its global presence and established relationships with major OEMs to maximize the adoption of Cepton’s technology in the automotive industry.

Until the closing, which is expected to be by early 2025 and is subject to shareholder approval and the satisfaction of applicable closing conditions, Koito and Cepton will continue to operate as separate entities. Koito believes the proposed transaction marks the beginning of a new era in its history, and Koito is delighted to welcome Cepton to its group. We will share more information on the transaction as we are permitted. In the meantime, please continue with your work as you would normally. We would like to emphasize our sincere appreciation for your cooperation during this time.

Jun Pei, PhD

CEO, Cepton Inc.

Additional Information About the Merger and Where to Find It

This communication relates to the proposed transaction (the “Transaction”) involving Cepton, Inc. (the “Company”) and KOITO MANUFACTURING CO., LTD (“Parent”). In connection with the proposed Transaction, the Company intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A (the “Proxy Statement”) and a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). The Proxy Statement will contain important information about the proposed Transaction and related matters. This communication is not a substitute for the Proxy Statement, the Schedule 13E-3 or any other document that the Company may file with the SEC or send to its stockholders in connection with proposed Transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), SCHEDULE 13E-3 AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. The Proxy Statement (any amendments or supplements thereto), Schedule 13E-3 and other relevant materials, and any other documents filed by the Company with the SEC, may be obtained once such documents are filed with the SEC free of charge on the SEC’s website at www.sec.gov or free of charge from the Company on the Company’s investor relation’s website at www.https://investors.cepton.com.

Participants in the Solicitation

The Company and its executive officers and directors and certain other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed Transaction. Information about the directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the definitive proxy statement for the Company’s 2024 Annual Meeting of Stockholders, which was filed with the SEC on May 15, 2024, or its Annual Report on Form 10-K for the year ended December 31, 2023, and in other documents filed by the Company with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed Transaction when they become available. Free copies of the Proxy Statement and such other materials may be obtained as described in the preceding paragraph.

Forward-Looking Statements Safe Harbor

This email communication includes forward-looking statements, within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, including without limitation, the Company’s expectations, plans and opinion regarding the proposed Transaction. Forward-looking statements can be identified by words such as “estimate,” “objective,” “plan,” “project,” “forecast,” “intend,” “aim,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “milestone,” “designed to,” “proposed” or other similar expressions that predict or imply future events, trends, terms, and/or conditions or that are not statements of historical fact. The Company cautions readers of this email communication that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control, that could cause the actual results to differ materially from the expected results. These forward-looking statements include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement between the parties to the proposed Transaction; (ii) the failure to obtain the approval of the proposed Transaction from the Company’s stockholders, (iii) the failure to obtain certain regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the proposed Transaction within the expected timeframes or at all; (iv) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed Transaction; (v) the effect of the announcement of the proposed Transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (vi) uncertain global macro-economic and political conditions; and (vii) other risks listed from time to time in the Company’s filings with the SEC. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this email communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. All forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. The Company does not intend or undertake, and expressly disclaims, any duty or obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date of this email communication, or to reflect the occurrence of unanticipated events.

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